Debt obligation	12 Months Ended
Dec. 31, 2018
Debt obligation [Abstract]
Debt obligation

10.	Debt obligation

On January 4, 2016, September 13, 2016 and January 26, 2018 for fiscal years 2016, 2017 and 2018, respectively, AC Immune obtained separate funding commitment notices from the LuMind Research Down Syndrome Foundation (“LuMind”) totaling USD 200 thousand in each instance. Per the Research Grant Agreement, AC Immune has an obligation to reimburse LuMind for an amount equal to 125% of the then funding commitment made by LuMind to AC Immune.

On October 31, 2018, LuMind and the Company modified the repayment terms in an effort to fund a Down Syndrome Clinical Trials Network. The repayment terms were modified such that the Company will repay the outstanding balance in three installments in 2018, 2019 and 2020, with the total repayment to equal the total the Company is to receive in funding with the additional 25% interest.

The Company accounted for this modification as an extinguishment within IFRS 9 and recorded a CHF 0.1 million extinguishment gain with Finance result, net in the statements of loss. The Company reclassified a certain portion of Long-term debt obligation from non-current to current liabilities in the balance sheets to reflect the amended repayment terms. Additionally, per this modified payment term, the Company and LuMind memorialized the receipt of one final USD 200 (CHF 199) thousand payment due from LuMind in 2019. The Company has recorded this as a finance receivable and an increase to the obligation accordingly.

AC Immune has recorded in current liabilities a Short-term debt obligation for the total USD 334 (CHF 332) thousand committed. As of December 31, 2018 and 2017, the Company recorded a Long-term debt obligation for the total USD 187 (CHF 186) thousand and USD 500 (CHF 494) thousand, respectively.